UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 11, 2011
Apollo Investment Corporation
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	814-00646 (Commission File Number)	52-2439556 (I.R.S. Employer Identification No.)

9 West 57th Street, New York, NY 10019 (Address, including zip code, of principal executive offices) Registrant’s telephone number, including area code: 212-515-3450
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On August 11, 2011, Apollo Investment Corporation issued a press release. A copy of the Registrant’s press release is attached hereto as Exhibits 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 11, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2011	APOLLO INVESTMENT CORPORATION

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Secretary